UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

DTE Energy Company (“DTE Energy”) President and Chief Executive Officer Gerard M. Anderson will provide a business update at the American Gas Association Financial Forum at approximately 10:30 a.m. EDT May 16, 2011. A copy of the slide presentation from the business update is furnished as Exhibit 99.1 to this report and will be available on DTE Energy’s website, www.dteenergy.com. The business update presentation will be available via live webcast and archived for future viewing through a link on DTE Energy’s website, www.dteenergy.com. In the business update presentation, DTE Energy reaffirms its 2011 operating earnings per share guidance of $3.40-$3.70 per share.

In its slide presentation and this filing, DTE Energy discusses 2011 operating earnings guidance. It is likely that certain items that impact the company’s 2011 reported results will be excluded from operating results. Reconciliations to the comparable 2011 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide Presentation of DTE Energy Company dated May 16-17, 2011.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2010 Form 10-K and 2011 Form 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 16, 2011

DTE ENERGY COMPANY
(Registrant)

/s/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and
Chief Accounting Officer

THE DETROIT EDISON COMPANY
(Registrant)

/s/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide Presentation of DTE Energy Company dated May 16-17, 2011.